UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 5, 2021 (February 1, 2021)

i3 Verticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38532	82-4052852
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Burton Hills Blvd., Suite 415 Nashville, TN		37215
(Address of principal executive offices)		(Zip Code)
(615) 465-4487
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 Par Value	IIIV	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company.  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02.    Unregistered Sales of Equity Securities.
On February 1, 2021, i3 Verticals, Inc., a Delaware Corporation (the “Company”), through i3-BIS, LLC, a Delaware limited liability company and indirect wholly owned subsidiary of the Company, completed its acquisition (the “Acquisition”) of substantially all of the assets of Business Information Systems, GP, a Tennessee general partnership (“BIS GP”) and Business Information Systems, Inc., a Tennessee corporation (“BIS Inc.”). The aggregate purchase price of the Acquisition included $52.5 million in cash consideration paid at closing, subject to certain post-closing working capital adjustments, 1,202,914 shares of the Company’s Class A common stock, $0.0001 par value (“Common Stock”) issued to BIS GP and certain of its designees, and contingent consideration of up to $16.0 million, subject to the satisfaction of certain growth metrics over established time periods.
The issuance of shares of Common Stock in connection with the Acquisition was made to a limited number of accredited investors in reliance on the private offering exemption of Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Rule 506 of Regulation D promulgated thereunder. In connection with the Acquisition, the Company agreed to register the resale of the shares as soon as commercially reasonably possible after the closing of the Acquisition.
Item 7.01.    Regulation FD Disclosure.
On February 5, 2021, the Company issued a press release regarding the Acquisition. A copy of the press release announcing the Acquisition is attached hereto as Exhibit 99.1, and is incorporated herein by reference.
Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued by the Company on February 5, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 5, 2021

i3 VERTICALS, INC.

By:	/s/ Clay Whitson
Name:	Clay Whitson
Title:	Chief Financial Officer